Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Shareholder Voting Results                                        8
      Financial Information
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             14
         Statement of Assets and Liabilities                           15
         Statement of Operations                                       16
         Statements of Changes in Net Assets                           17
         Notes to Financial Statements                                 18







Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth & Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus, which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)2000, USAA. All rights reserved.










USAA Family of Funds Summary

     Fund                                          Minimum
  Type/Name                 Volatility            Investment
------------------------------------------------------------
CAPITAL APPRECIATION
------------------------------------------------------------
 Aggressive Growth          Very high               $3,000
 Emerging Markets           Very high                3,000
 First Start Growth
  (Registered Trademark)    Moderate to high         3,000
 Gold                       Very high                3,000
 Growth                     Moderate to high         3,000
 Growth & Income            Moderate                 3,000
 International              Moderate to high         3,000
 S&P 500(Registered
  Trademark)Index           Moderate                 3,000
 Science & Technology       Very high                3,000
 Small Cap Stock            Very high                3,000
 World Growth               Moderate to high         3,000
------------------------------------------------------------
ASSET ALLOCATION
------------------------------------------------------------
 Balanced Strategy          Moderate                $3,000
 Cornerstone Strategy       Moderate                 3,000
 Growth and Tax
  Strategy                  Moderate                 3,000
 Growth Strategy            Moderate to high         3,000
 Income Strategy            Low to moderate          3,000
------------------------------------------------------------
INCOME-TAXABLE
------------------------------------------------------------
 GNMA(Registered
  Trademark)Trust           Low to moderate         $3,000
 High-Yield
  Opportunities             High                     3,000
 Income                     Moderate                 3,000
 Income Stock               Moderate                 3,000
 Intermediate-Term
  Bond                      Low to moderate          3,000
 Short-Term Bond            Low                      3,000
------------------------------------------------------------
INCOME-TAX EXEMPT
------------------------------------------------------------
 Long-Term                  Moderate                $3,000
 Intermediate-Term          Low to moderate          3,000
 Short-Term                 Low                      3,000
 State Bond Income          Moderate                 3,000
------------------------------------------------------------
MONEY MARKET
------------------------------------------------------------
 Money Market               Very low                $3,000
 Tax Exempt
  Money Market              Very low                 3,000
 Treasury Money
  Market Trust(Registered
  Trademark)                Very low                 3,000
 State Money Market         Very low                 3,000
------------------------------------------------------------

Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The product is not sponsored, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Nondeposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

What an exciting time this is!

The way we do business, the way we communicate with each other, the way we live our lives is all changing with breathtaking speed. It is fascinating and sometimes scary. And it creates new investment ideas every day.

As we begin 2000, a challenging investment picture is out there. In the last half of 1999, especially, investors in growth or technology stocks had wonderful returns. These came on the heels of four previous years of returns that were well above average. Those returns in 1999 were the product of the actions of investors who think on the leading edge: technology, Internet, electronics. For investors who included bonds or value-based stocks in their portfolios, 1999 was disappointing. The returns there were largely driven by the Federal Reserve, which is much more concerned with inflation than with leading-edge thinking. I do not mean that as a put-down; that's just how it is.

And one last piece of the puzzle: the returns for growth and technology stocks are coupled with price/earnings ratios that are so far above any common standard that people are only guessing at what they mean.

So, in a nutshell, 1999 was huge returns on growth and tech stocks coupled with valuations that were stratospheric and paltry returns on everything else. And, oh yes, the economy continues to grow in a way that has some economists talking about eliminating the national debt in just over a decade.

Great opportunities coupled with very interesting risks is a picture that for many of you will continue to argue for the approach we have counseled. Create a portfolio that pursues your goals within a level of risk which you can tolerate.

That portfolio can be much more exciting than it was a few years ago. We'd love to help you create it.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.









Investment Review

USAA GROWTH & INCOME FUND

OBJECTIVE: Capital growth and current income.

TYPES OF INVESTMENTS: Invests principally in dividend-paying equity securities.

--------------------------------------------------------------------------------
                                           7/31/99               1/31/00
--------------------------------------------------------------------------------
  Net Assets                           $1,136.3 Million     $1,101.2 Million
  Net Asset Value Per Share                 $20.43               $19.20
--------------------------------------------------------------------------------
Average Annual Total Returns as of 1/31/00
--------------------------------------------------------------------------------
   7/31/99 to 1/31/00        1 Year      5 Years       Since Inception on 6/1/93
         -2.4%+               6.83%       18.68%                14.95%
--------------------------------------------------------------------------------
+ Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.








                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund, the S&P 500 Index, and the Lipper Growth & Income Funds Average for the period of 06/01/93 through 01/31/2000. The data points from the graph are as follows:


                   USAA Growth                               Lipper Growth &
                  & Income Fund        S&P 500 Index      Income Funds Average
                  -------------        -------------      --------------------
06/01/93             $10,000              $10,000                $10,000
07/93                  9,930                9,989                 10,034
01/94                 10,865               10,883                 10,976
07/94                 10,566               10,503                 10,565
01/95                 10,751               10,940                 10,722
07/95                 12,711               13,242                 12,737
01/96                 14,290               15,165                 14,249
07/96                 14,576               15,433                 14,489
01/97                 17,895               19,158                 17,550
07/97                 21,382               23,476                 20,963
01/98                 21,449               24,311                 21,492
07/98                 22,449               28,008                 23,495
01/99                 23,693               32,215                 25,316
07/99                 25,935               33,666                 26,755
01/00                 25,312               35,546                 26,993


Data since inception on 6/1/93 through 1/31/00



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund to the S&P 500 Index and the Lipper Growth & Income Funds Average. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Growth & Income Funds Average is an average of all growth and income funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.











Message from the Manager

[PHOTOGRAPH OF THE PORTFOLIO MANAGER, R. DAVID ULLOM, CFA, APPEARS HERE.]

The past six months have been a tumultuous time for the equity markets. The stocks of cyclical companies recovered dramatically in April and May of last year. These stocks then proceeded to give back most of their gains in the following six months -- June through December 1999. Market performance in the second half of 1999 was focused on technology, and more specifically, technology equities that are traded in the OTC market. In fact, the S&P 500 technology sector appreciated over 75% in 1999, with most of this appreciation coming in the second half of the year.

Our efforts to create greater balance in the USAA Growth & Income Fund helped us in this narrow market environment. The strategy of the Fund has been to maintain a reasonable exposure to all major sectors of the market, while emphasizing investment in the best values of each sector. Stocks have been, and should continue to be, selected based on quantitative parameters such as price to earnings ratios, price to cash flow ratios, price to book value ratios, and yield. Also, we continue to focus on relative sales and earnings growth.

PERFORMANCE

For the six-month period ending January 31, 2000, the USAA Growth & Income Fund generated a total return of -2.40% versus a return of 5.58% for the S&P 500. As discussed in the annual report dated July 31, 1999, the renewed economic growth in Southeast Asia and Latin America aided the Fund's performance through the end of June 1999. However when the Federal Reserve Board (the Fed) began raising interest rates in July, the performance of many cyclical/basic material stocks fell off. Thus, for the first half of the current fiscal year, the Fund's holdings in capital goods (Goodrich, Ball Corp., and Eaton Corp.), consumer cyclicals (Ford, Lear Corp., American Greetings, Brunswick, J.C. Penney Co., Sears, and Starwood), and financials (Fleet Boston, Southtrust Corp., Bank of America, Chase Manhattan Corp., Associates First Capital, PMI Group, Everest Re, and Washington Mutual) all underperformed, at least in part, due to this rise in interest rates. The Fund's holdings in energy lagged the performance of the market, even though energy prices continued to rise over the period.

Even though the first six months of the current fiscal year experienced three interest rate increases by the Fed, the more highly valued technology and telecommunications sectors performed well. It seems that investors had a strong preference for owning the shares of companies where they have confidence in the near-term earnings outlook and confidence that higher interest rates will not dampen earnings growth. For the USAA Growth & Income Fund, shares such as Hewlett-Packard, Oracle, Intel, Applied Materials, and Cisco all aided performance.

STRATEGY AND OUTLOOK

The strategy for the USAA Growth & Income Fund continues to be one of focusing on companies whose shares are selling at less than our assessment of their intrinsic value. This assessments is determined through the use of both objective and subjective measures of valuation, earnings growth, management, and the outlook for particular industries. Also, we attempt to maintain a reasonable weighting in each of the major economic sectors of the market.

Our outlook for the coming six months is one of caution. We have witnessed increasing volatility in the markets since the spring of 1999. Further interest rate hikes could spark even further volatility. However, financial stocks -- particularly banks -- are becoming increasingly attractive.



Respectfully submitted on February 4, 2000.









---------------------------------------  ---------------------------------------
       Top Ten Equity Holdings                      Top Ten Industries
          (% of Net Assets)                         (% of Net Assets)
---------------------------------------  ---------------------------------------
Cicso Systems, Inc.                 3.1  Computer Software & Service         5.9
Intel Corp.                         2.8  Drugs                               5.2
Microsoft Corp.                     2.5  Telephones                          5.1
Alcoa, Inc.                         2.5  Finance - Diversified               4.8
Morgan Stanley Dean Witter          2.4  Health Care - Diversified           3.9
Bell Atlantic Corp.                 2.3  Telecommunications - Long-Distance  3.7
Merck & Co., Inc.                   2.2  Computer - Hardware                 3.2
Oracle Corp.                        2.1  Computer - Networking               3.1
General Electric Co.                2.1  Oil - International Integrated      3.1
American International Group, Inc.  2.1  Retail - General Merchandising      3.0
---------------------------------------  ---------------------------------------



See page 10 for a complete listing of the portfolio of investments.









                     PORTFOLIO INVESTMENT DIVERSIFICATION
                               JANUARY 31, 2000


A pie chart is shown here illustrating the Portfolio Investment Diversification as of January 31, 2000 for the USAA Growth & Income Fund to be:

Technology - 20.2%; Financial - 17.9%; Health Care - 12.2%; Capital Goods - 10.0%; Consumer Cyclicals - 8.9%; Communication Services - 8.8%; Consumer Staples - 8.4%; Energy - 7.1%; Basic Materials - 4.2%; Transportation - 1.0%; and Utilities - 0.7%.

Percentages  are  of the net  assets in the  portfolio  and may or may not equal
100%.











Shareholder Voting Results

On October 15, 1999, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 19, 1999, were entitled to vote on each proposal. The number of votes shown below are for the entire series of the USAA Mutual Fund, Inc. (the Company) for proposals 1 and 2.

1  Proposal to elect Directors as follows:

     DIRECTORS                    VOTES FOR             VOTES WITHHELD
     Robert G. Davis             1,769,441,834            27,742,867
     Michael J.C. Roth           1,769,442,078            27,742,623
     Barbara B. Dreeben          1,769,442,172            27,742,529
     Robert L. Mason             1,769,442,172            27,742,529
     David G. Peebles            1,769,442,078            27,742,623
     Michael F. Reimherr         1,769,441,328            27,743,373
     Richard A. Zucker           1,769,444,074            27,740,627


John W. Saunders, Jr. and Howard L. Freeman, Jr. did not stand for re-election to the Board. Their term of office terminated on December 31, 1999.

2 Proposal to ratify the selection by the Board of Directors of KPMG LLP as auditors for the Company.

                             NUMBER OF SHARES VOTING
--------------------------------------------------------------------------------
            FOR                     AGAINST                  ABSTAIN

       1,664,427,712              19,027,937                27,873,822










USAA GROWTH & INCOME FUND
PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)

                                                                        Market
 Number                                                                 Value
of Shares               Security                                        (000)
--------------------------------------------------------------------------------

                           COMMON STOCKS (95.4%)
            Aerospace/Defense (2.6%)
  500,000   B.F. Goodrich Co.                                         $   12,500
  360,000   Boeing Co.                                                    15,952
--------------------------------------------------------------------------------
                                                                          28,452
--------------------------------------------------------------------------------
            Aluminum (2.5%)
  390,000   Alcoa, Inc.                                                   27,178
--------------------------------------------------------------------------------
            Automobiles (1.4%)
  305,000   Ford Motor Co.                                                15,174
--------------------------------------------------------------------------------
            Auto Parts (1.1%)
  440,000   Lear Corp. *                                                  12,348
--------------------------------------------------------------------------------
            Banks - Major Regional (1.5%)
  328,068   Fleet Boston Financial Corp.                                  10,314
  195,000   SouthTrust Corp.                                               5,935
--------------------------------------------------------------------------------
                                                                          16,249
--------------------------------------------------------------------------------
            Banks - Money Center (2.6%)
  265,004   Bank of America Corp.                                         12,836
  200,000   Chase Manhattan Corp.                                         16,088
--------------------------------------------------------------------------------
                                                                          28,924
--------------------------------------------------------------------------------
            Beverages - Alcoholic (0.4%)
   60,000   Anheuser-Busch Companies, Inc.                                 4,050
--------------------------------------------------------------------------------
            Beverages - Nonalcoholic (1.9%)
  170,000   Coca-Cola Co.                                                  9,765
  550,000   Pepsi Bottling Group, Inc.                                    11,378
--------------------------------------------------------------------------------
                                                                          21,143
--------------------------------------------------------------------------------
            Chemicals (0.8%)
  440,000   Lyondell Petrochemical Co.                                     4,758
  205,000   Millennium Chemicals, Inc.                                     3,741
--------------------------------------------------------------------------------
                                                                           8,499
--------------------------------------------------------------------------------
            Communication Equipment (1.6%)
  310,224   Lucent Technologies, Inc.                                     17,140
--------------------------------------------------------------------------------
            Computer - Hardware (3.2%)
  150,000   Hewlett-Packard Co.                                           16,238
  171,000   IBM Corp.                                                     19,184
--------------------------------------------------------------------------------
                                                                          35,422
--------------------------------------------------------------------------------
            Computer - Networking (3.1%)
  310,000   Cisco Systems, Inc. *                                         33,945
--------------------------------------------------------------------------------
            Computer Software & Service (5.9%)
  285,000   Microsoft Corp. *                                             27,894
  470,000   Oracle Corp. *                                                23,478
  180,000   Parametric Technology Corp. *                                  3,859
  320,000   Unisys Corp. *                                                10,200
--------------------------------------------------------------------------------
                                                                          65,431
--------------------------------------------------------------------------------
            Consumer Jewelry & Novelties - Miscellaneous (0.8%)
  382,500   American Greetings Corp. "A"                                   8,463
--------------------------------------------------------------------------------
            Containers - Metals & Glass (0.6%)
  168,000   Ball Corp.                                                     6,111
--------------------------------------------------------------------------------
            Drugs (5.2%)
  314,000   Merck & Co., Inc.                                             24,747
  145,000   Pfizer, Inc.                                                   5,275
  445,000   Pharmacia & Upjohn, Inc.                                      20,915
  170,000   Watson Pharmaceuticals, Inc. *                                 6,853
--------------------------------------------------------------------------------
                                                                          57,790
--------------------------------------------------------------------------------
            Electric Utilities (0.7%)
  341,800   Reliant Energy, Inc.                                           7,797
--------------------------------------------------------------------------------
            Electrical Equipment (2.1%)
  176,000   General Electric Co.                                          23,474
--------------------------------------------------------------------------------
            Electronics - Semiconductors (2.8%)
  316,000   Intel Corp.                                                   31,264
--------------------------------------------------------------------------------
            Entertainment (1.1%)
  330,000   Walt Disney Co.                                               11,983
--------------------------------------------------------------------------------
            Equipment - Semiconductors (1.7%)
  135,000   Applied Materials, Inc. *                                     18,529
--------------------------------------------------------------------------------
            Finance - Consumer (0.9%)
  245,000   PMI Group, Inc.                                               10,106
--------------------------------------------------------------------------------
            Finance - Diversified (4.8%)
  390,788   Associates First Capital Corp. "A"                             7,816
  325,000   Citigroup, Inc.                                               18,667
  400,000   Morgan Stanley Dean Witter                                    26,500
--------------------------------------------------------------------------------
                                                                          52,983
--------------------------------------------------------------------------------
            Foods (2.4%)
  125,000   Nabisco Group Holding Corp.                                    1,078
  281,800   Nabisco Holdings Corp. "A"                                     8,507
  584,600   Ralston Purina Group                                          16,405
--------------------------------------------------------------------------------
                                                                          25,990
--------------------------------------------------------------------------------
            Health Care - Diversified (3.9%)
  350,000   American Home Products Corp.                                  16,472
  242,700   Bristol-Myers Squibb Co.                                      16,018
  125,000   Johnson & Johnson, Inc.                                       10,758
--------------------------------------------------------------------------------
                                                                          43,248
--------------------------------------------------------------------------------
            Health Care - HMOs (1.0%)
  212,000   Aetna, Inc.                                                   11,289
--------------------------------------------------------------------------------
            Household Products (2.7%)
  329,000   Kimberly-Clark Corp.                                          20,377
   90,000   Procter & Gamble Co.                                           9,079
--------------------------------------------------------------------------------
                                                                          29,456
--------------------------------------------------------------------------------
            Insurance - Life/Health (0.4%)
  160,000   Stancorp Financial Group, Inc.                                 3,880
--------------------------------------------------------------------------------
            Insurance - Multiline Companies (2.1%)
  225,000   American International Group, Inc.                            23,428
--------------------------------------------------------------------------------
            Insurance - Property/Casualty (0.7%)
  316,500   Everest Reinsurance Holdings, Inc.                             7,972
--------------------------------------------------------------------------------
            Leisure Time (0.8%)
  475,000   Brunswick Corp.                                                8,995
--------------------------------------------------------------------------------
            Lodging/Hotel (0.5%)
  250,000   Starwood Hotels & Resorts Worldwide, Inc.                      6,000
--------------------------------------------------------------------------------
            Machinery - Diversified (1.2%)
  313,000   Deere & Co.                                                   13,674
--------------------------------------------------------------------------------
            Manufacturing - Diversified Industries (1.4%)
  223,600   Eaton Corp.                                                   15,973
--------------------------------------------------------------------------------
            Manufacturing - Specialized (2.0%)
  330,000   Avery Dennison Corp.                                          22,357
--------------------------------------------------------------------------------
            Medical Products & Supplies (2.0%)
  360,000   Bausch & Lomb, Inc.                                           22,320
--------------------------------------------------------------------------------
            Oil - Domestic Integrated (1.9%)
  315,000   Conoco, Inc. "A"                                               7,343
  700,000   Occidental Petroleum Corp.                                    13,913
--------------------------------------------------------------------------------
                                                                          21,256
--------------------------------------------------------------------------------
            Oil - International Integrated (3.1%)
  240,000   Exxon Mobil Corp.                                             20,040
  250,000   Royal Dutch Petroleum Co. ADR                                 13,766
--------------------------------------------------------------------------------
                                                                          33,806
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (0.9%)
  428,300   Helmerich & Payne, Inc.                                       10,065
--------------------------------------------------------------------------------
            Oil & Gas - Exploration & Production (1.2%)
  305,000   Apache Corp.                                                  11,133
  150,000   Union Pacific Resources, Inc.                                  1,650
--------------------------------------------------------------------------------
                                                                          12,783
--------------------------------------------------------------------------------
            Paper & Forest Products (1.0%)
   94,500   Jefferson Smurfit Group plc ADR                                2,658
  144,600   Weyerhaeuser Co.                                               8,296
--------------------------------------------------------------------------------
                                                                          10,954
--------------------------------------------------------------------------------
            Photography - Imaging (0.8%)
  405,000   Xerox Corp.                                                    8,454
--------------------------------------------------------------------------------
            Railroads/Shipping (1.0%)
  630,000   Norfolk Southern Corp.                                        10,710
--------------------------------------------------------------------------------
            Retail - Department Stores (0.2%)
  130,000   J.C. Penney Company, Inc.                                      2,551
--------------------------------------------------------------------------------
            Retail - General Merchandising (3.0%)
  400,000   Sears, Roebuck & Co.                                          12,375
  380,000   Wal-Mart Stores, Inc.                                         20,805
--------------------------------------------------------------------------------
                                                                          33,180
--------------------------------------------------------------------------------
            Retail - Specialty (0.2%)
  200,000   Office Depot, Inc. *                                           2,013
--------------------------------------------------------------------------------
            Savings & Loan Holding Co. (0.9%)
  385,000   Washington Mutual, Inc.                                        9,769
--------------------------------------------------------------------------------
            Services - Commercial & Consumer (0.9%)
  220,000   Hertz Corp. "A"                                                9,735
--------------------------------------------------------------------------------
            Services - Data Processing (1.1%)
  245,000   First Data Corp.                                              12,020
--------------------------------------------------------------------------------
            Telecommunications - Long-Distance (3.7%)
  192,500   AT&T Corp.                                                    10,154
  225,000   MCI WorldCom, Inc. *                                          10,336
  311,800   Sprint Corp.                                                  20,170
--------------------------------------------------------------------------------
                                                                          40,660
--------------------------------------------------------------------------------
            Telephones (5.1%)
  413,000   Bell Atlantic Corp.                                           25,580
  260,000   GTE Corp.                                                     19,062
  265,000   SBC Communications Corp.                                      11,428
--------------------------------------------------------------------------------
                                                                          56,070
--------------------------------------------------------------------------------
            Total common stocks (cost: $787,667)                       1,051,063
--------------------------------------------------------------------------------

 Principal
  Amount
  (000)
------------

                          SHORT-TERM (4.0%)
            Commercial Paper
 $ 20,753   Ford Motor Credit, 5.51%, 2/01/2000                           20,753
   23,116   Household Finance Corp., 5.60%, 2/02/2000                     23,112
--------------------------------------------------------------------------------
            Total short-term (cost: $43,865)                              43,865
--------------------------------------------------------------------------------
            Total investments (cost: $831,532)                        $1,094,928
================================================================================











USAA GROWTH & INCOME FUND
NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2000
(Unaudited)


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars. Investments in ADRs were 1.5% of net assets at January 31, 2000.


SPECIFIC NOTES

* Non-income producing.



See accompanying notes to financial statements.









USAA GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN  THOUSANDS)

January 31, 2000
(Unaudited)


ASSETS
   Investments in securities, at market value
     (identified cost of $831,532)                                  $ 1,094,928
   Cash                                                                     715
   Receivables:
      Capital shares sold                                                   790
      Dividends                                                             975
      Securities sold                                                     7,752
                                                                    ------------
         Total assets                                                 1,105,160
                                                                    ------------

LIABILITIES
   Securities purchased                                                   1,508
   Capital shares redeemed                                                1,573
   USAA Investment Management Company                                       572
   USAA Transfer Agency Company                                             229
   Accounts payable and accrued expenses                                     78
                                                                    ------------
         Total liabilities                                                3,960
                                                                    ------------
            Net assets applicable to capital shares outstanding     $ 1,101,200
                                                                    ============

REPRESENTED BY:
   Paid-in capital                                                  $   823,558
   Accumulated undistributed net investment income                          421
   Accumulated net realized gain on investments                          13,825
   Net unrealized appreciation of investments                           263,396
                                                                    ------------
            Net assets applicable to capital shares outstanding     $ 1,101,200
                                                                    ============
   Capital shares outstanding                                            57,357
                                                                    ============
   Authorized shares of $.01 par value                                  110,000
                                                                    ============
   Net asset value, redemption price, and offering price per share  $     19.20
                                                                    ============


See accompanying notes to financial statements.










USAA GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2000
(Unaudited)


Net investment income:
   Income:
      Dividends (net of foreign taxes withheld of $42)                $   8,336
      Interest                                                            1,082
                                                                      ----------
         Total income                                                     9,418
                                                                      ----------
   Expenses:
      Management fees                                                     3,374
      Transfer agent's fees                                               1,326
      Custodian's fees                                                       88
      Postage                                                               156
      Shareholder reporting fees                                             32
      Directors' fees                                                         2
      Registration fees                                                      44
      Professional fees                                                      18
      Other                                                                  10
                                                                      ----------
         Total expenses                                                   5,050
                                                                      ----------
            Net investment income                                         4,368
                                                                      ----------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                     18,788
   Change in net unrealized appreciation/depreciation                   (50,404)
                                                                      ----------
            Net realized and unrealized loss                            (31,616)
                                                                      ----------
Decrease in net assets resulting from operations                      $ (27,248)
                                                                      ==========


See accompanying notes to financial statements.








USAA GROWTH & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN  THOUSANDS)

Six-month period ended January 31, 2000, and year ended July 31, 1999
(Unaudited)

                                                        1/31/00       7/31/99
                                                      --------------------------

From operations:
   Net investment income                              $    4,368     $    8,953
   Net realized gain on investments                       18,788         33,577
   Change in net unrealized appreciation/depreciation
      of investments                                     (50,404)       107,533
                                                      --------------------------
      Increase (decrease) in net assets
         resulting from operations                       (27,248)       150,063
                                                      --------------------------
Distributions to shareholders from:
   Net investment income                                  (4,318)        (9,064)
                                                      --------------------------
   Net realized gains                                    (36,134)       (51,105)
                                                      --------------------------
From capital share transactions:
   Proceeds from shares sold                             107,319        224,323
   Shares issued for dividends reinvested                 39,538         58,888
   Cost of shares redeemed                              (114,296)      (315,355)
                                                      --------------------------
      Increase (decrease) in net assets
         from capital share transactions                  32,561        (32,144)
                                                      --------------------------
Net increase (decrease) in net assets                    (35,139)        57,750
Net assets:
   Beginning of period                                 1,136,339      1,078,589
                                                      --------------------------
   End of period                                      $1,101,200     $1,136,339
                                                      ==========================

Undistributed net investment income included in
   net assets:
   End of period                                      $      421     $      371
                                                      ==========================

Change in shares outstanding:
   Shares sold                                             5,475         12,107
   Shares issued for dividends reinvested                  2,109          3,690
   Shares redeemed                                        (5,843)       (17,319)
                                                      --------------------------
      Increase (decrease) in shares outstanding            1,741         (1,522)
                                                      ==========================



See accompanying notes to financial statements.












USAA GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 2000
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this semiannual report pertains only to the USAA Growth & Income Fund (the Fund). The Fund's investment objective is capital growth and current income. USAA Investment Management Company (the Manager) seeks to achieve the Fund's objective by investing its assets primarily in dividend-paying equity securities.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. Each committed line of credit is also subject to a facility fee. CAPCO charges an annual facility fee of up to .08% of the committed facility, and Bank of America charges an annual facility fee of .09% of the committed facility. The Fund had no borrowings under any of these agreements during the six-month period ended January 31, 2000.

(3) DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2000, were $126.7 million and $140.0 million, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 2000, were $332.5 million and $69.1 million, respectively.

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .60% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing, best-efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 2000, was $4,397.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:


                              Six-month
                            Period Ended
                             January 31,                              Year Ended July 31,
                            ----------------------------------------------------------------------------------------
                               2000            1999           1998           1997           1996           1995
                            ----------------------------------------------------------------------------------------
Net asset value at
   beginning of period      $    20.43     $    18.88     $    18.85     $    13.46     $    12.07     $    10.36
Net investment income              .08            .16            .21            .23            .24(a)         .24(a)
Net realized and
   unrealized gain                (.59)          2.46            .69           5.84           1.51           1.81
Distributions from net
   investment income              (.08)          (.16)          (.21)          (.23)          (.23)          (.23)
Distributions of realized
   capital gains                  (.64)          (.91)          (.66)          (.45)          (.13)          (.11)
                            -----------------------------------------------------------------------------------------
Net asset value at
   end of period            $    19.20     $    20.43     $    18.88     $    18.85     $    13.46     $    12.07
                            =========================================================================================
Total return (%)*                (2.40)         15.53           4.99          46.69          14.68          20.30
Net assets at end
   of period (000)          $1,101,200     $1,136,339     $1,078,589     $  825,092     $  371,801     $  208,490
Ratio of expenses
   to average
   net assets (%)                  .90(b)         .89            .85            .89            .95           1.01
Ratio of net investment
   income to average
   net assets (%)                  .78(b)         .85           1.07           1.50           1.84           2.21
Portfolio turnover (%)           11.80          24.53          29.38          14.67          16.13          19.45


  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
(a) Calculated using weighted average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.










Directors
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, Vice Chairman of the Board
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Richard A. Zucker

Investment Adviser, Underwriter, and Distributor
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

Transfer Agent                           Legal Counsel
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

Custodian                                Independent Auditors
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

Telephone Assistance Hours               Internet Access
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777